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                                                                   EXHIBIT 99.3

                          INDEPENDENT AUDITORS' REPORT

THE PARTNERS OF LA/CAL ENERGY PARTNERS:

     We have audited the accompanying balance sheet of La/Cal Energy Partners as of December 31, 1994, and the related statements of operations, partners' capital (deficit), and cash flows for the year ended December 31, 1994, and the period from July 15, 1993 (inception) through December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of La/Cal Energy Partners as of December 31, 1994, and the results of its operations and its cash flows for the year ended December 31, 1994, and the period from July 15, 1993 (inception) through December 31, 1993, in conformity with generally accepted accounting principles.

/s/ KMPG PEAT MARWICK LLP
    KPMG PEAT MARWICK LLP

Shreveport, Louisiana
March 31, 1995


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                          INDEPENDENT AUDITORS' REPORT

THE PARTNERS OF LA/CAL ENERGY PARTNERS:

     We have audited the accompanying statement of revenues and direct operating expenses of the Properties Contributed to La/Cal Energy Partners for the period from January 1, 1993 through July 14, 1993. This financial statement is the responsibility of the management of the owners of the properties. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in the Form S-4 Registration Statement of Goodrich Petroleum Corporation) and are not intended to be a complete financial presentation of the Properties Contributed to La/Cal Energy Partners.

     In our opinion, such statement of revenues and direct operating expenses presents fairly, in all material respects, the revenues and direct operating expenses of the Properties Contributed to La/Cal Energy Partners as described in
Note 1 for the period from January 1, 1993 through July 14, 1993, in conformity with generally accepted accounting principles.

/s/ KPMG PEAT MARWICK LLP
    KPMG PEAT MARWICK LLP

Shreveport, Louisiana
March 31, 1995

                          INDEPENDENT AUDITORS' REPORT

THE PARTNERS OF LA/CAL ENERGY PARTNERS:

     We have audited the accompanying balance sheet of La/Cal Energy Partners as of December 31, 1994, and the related statements of operations, partners' capital (deficit), and cash flows for the year ended December 31, 1994, and the period from July 15, 1993 (inception) through December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of La/Cal Energy Partners as of December 31, 1994, and the results of its operations and its cash flows for the year ended December 31, 1994, and the period from July 15, 1993 (inception) through December 31, 1993, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Shreveport, Louisiana
March 31, 1995

                                      F-33